UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2008

ECB BANCORP, INC.

(Exact name of registrant as specified in its charter)

North Carolina	000-24753	56-2090738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Post Office Box 337 Engelhard, North Carolina	27824
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (252) 925-9411

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 17, 2008, we distributed a press release announcing that, at its meeting on December 16, 2008, our Board of Directors declared a cash dividend of $0.1825 per share of our common stock, payable on January 12, 2009, to shareholders of record on December 29, 2008.

On an annualized basis, our 2008 dividend of $0.73 per share represents a 4.3% increase over the 2007 annual dividend of $0.70 per share.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is being furnished with this report.

Exhibit No.	Exhibit Description
99.01	Copy of our press release dated December 16, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ECB BANCORP, INC.
(Registrant)

Date: December 17, 2008	By:	/S/ Gary M. Adams
Gary M. Adams
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.01	Copy of our press release dated December 16, 2008